                                                                       EXECUTION
                                                                       ---------


January __, 2002

PrimeVision Health, Inc.
c/o OptiCare Health Systems, Inc.
87 Grandview Avenue
Waterbury, Connecticut 06708

Re: Reassignment of Rights to Payments Under Services Agreements, Physician Notes and Physician Security Agreements
         -------------------------------------------------

Ladies and Gentlemen:

In consideration of the sum of $1,350,000 the receipt of which is hereby acknowledged, Bank Austria Creditanstalt Corporate Finance, Inc. (the "Bank"), effective as of the date hereof, hereby assigns to PrimeVision Health, Inc. ("PVH"), without recourse, representation, warranty or covenant of any kind or nature, the Services Agreements set forth on Schedule 2 attached hereto (the "Services Agreements") and the promissory notes (the "Physician Notes") and the security agreements (the "Physician Security Agreements") set forth on Schedule 3 attached hereto.

The Bank agrees that, promptly after the date hereof, it shall:

                  (i) deliver to PVH copies of all amendments and waivers, if any, in the files of the Bank or the Bank's counsel relating to the Services Agreements, Physician Notes and Physician Security Agreements and copies of all material non-privileged correspondence in the files of the Bank or the Bank's counsel relating to the Services Agreements, Physician Notes and Physician Security Agreements; provided, however, that the Bank makes no representation or warranty regarding the accuracy or completeness of any of such copies or files and shall have no liability therefor except for the Bank's gross negligence or willful misconduct in the performance of the foregoing obligation to deliver; and

                  (ii) execute and deliver to PVH such other documents and instruments as PVH may from time to time reasonably request to compute or recapitulate the sums, if any, received by the Bank in respect of the Services Agreements, the Physician Notes and the Physician Security Agreements from August 13, 1999, to the date hereof;

provided, however, that prior to such execution and delivery of any such copies, documents or instruments by the Bank, PVH shall have paid or reimbursed the Bank for all fees, costs and expenses (including the reasonable fees and disbursements of counsel) incurred or paid or to be incurred or paid by the Bank in connection with the copying, preparation, review and transmission and of such documents and instruments.

Very truly yours,

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


By: ___________________________________
         Andrew Russell,
         Senior Vice President



















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


                                   SCHEDULE 2


                               SERVICES AGREEMENTS


Services Agreement made and entered into as of August 6, 1999, and effective as of June 1, 1999, by and between PrimeVision Health, Inc. and Lawrence S. Rice, M.D., a Medical Corporation, a California medical corporation, and Lawrence S. Rice, M.D., individually.


Services Agreement made and entered into as of August 6, 1999, and effective as of June 1, 1999, by and between PrimeVision Health, Inc. and Robert M. Thomas, Jr., M.D., a Medical Corporation, a California medical corporation, and Robert
M. Thomas, M.D., individually.


Services Agreement made and entered into as of August 6, 1999, and effective as of June 1, 1999, by and between PrimeVision Health, Inc. and Jeffrey P. Wasserstrom, M.D., a Medical Corporation, a California medical corporation, and Jeffrey P. Wasserstrom, M.D., individually.


Services Agreement made and entered into as of August 5, 1999, and effective as of May 1, 1999, by and between PrimeVision Health, Inc. and Tri-County Eye Institute, a Medical Corporation, a California medical corporation, and Mark E. Schneider, M.D., individually.


Services Agreement made and entered into as of July 31, 1999, and effective as of May 1, 1999, by and between PrimeVision Health, Inc. and Riverside Eye Specialists Medical Group, Inc., a Medical Corporation, a California medical corporation, and John R. Miller, M.D., John F. Allavie, M.D. and Ray R. Glendrange, each individually.

                                   SCHEDULE 3


                PHYSICIAN NOTES AND PHYSICIAN SECURITY AGREEMENTS


--------------------------------------------- ---------------------------------
PHYSICIAN NOTE AND SECURITY AGREEMENT            OUTSTANDINGS AS OF (09/30/01)
--------------------------------------------- ---------------------------------
Advanced Eye Care of New Jersey P.A.                               $465,881.46
(obligations assumed by OptiCare)
--------------------------------------------- ---------------------------------
Brinkenhoff Eye Medical Center, Inc.                                $78,709.40
--------------------------------------------- ---------------------------------
Carolina Eye (fka Eagle Eye Holding, Inc.)                          $47,920.07
--------------------------------------------- ---------------------------------
Charles Retina Institute, P.C.                                     $117,194.82
--------------------------------------------- ---------------------------------
Eye Associates (fka Black Eye Care, P.C.)                          $154,204.72
--------------------------------------------- ---------------------------------
J. Harley Galusha D.O.                                             $250,000.00
--------------------------------------------- ---------------------------------
Huntington & Distler, P.S.C.                                       $146,462.58
--------------------------------------------- ---------------------------------
Katzen Medical Associates, P.C.*                                    $63,937.41
--------------------------------------------- ---------------------------------
Kerry K. Assil M.D. (Sinskey Eye)                                  $271,504.78
--------------------------------------------- ---------------------------------
Medical Optics, Inc.*                                               $18,562.50
--------------------------------------------- ---------------------------------
Milne Eye Medical Center, Inc.                                      $59,152.34
--------------------------------------------- ---------------------------------
Robert M. Thomas, Jr., M.D. (San Diego                               $6,833.40
Eye Institute)
--------------------------------------------- ---------------------------------
Wedin Eye Medical Institute, Inc.                                  $105,221.29
--------------------------------------------- ---------------------------------
                                       TOTAL                     $1,785,585.07
--------------------------------------------- ---------------------------------






--------
*  This Physician Note is unsecured.




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